Exhibit 99.1

Ocean Biomedical, Inc. Announces Receipt of Notice from Nasdaq Regarding Late Filing of Quarterly Report on Form 10-Q

PROVIDENCE, Rhode Island, May 30, 2024 (GLOBE NEWSWIRE) — Ocean Biomedical, Inc. (NASDAQ: OCEA), today announced that on May 22, 2024, it received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Form 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”).

As previously reported in its SEC filings, Ocean Biomedical is delayed in filing the Form 10-Q as a result of previously disclosed developments with respect to filing of its 10-K for the year ended December 31, 2023.

The current notice will have no immediate effect on the listing or trading of Ocean Biomedical’s common stock on Nasdaq, although there can be no assurances that further delays in the filing of the Form 10-Q will not have an impact on the listing or trading of the company’s common stock. Nasdaq indicated that the Company must: (i) no later than June 14, 2024, submit a plan to regain compliance with respect to the filing requirement; and (ii) on or before October 14, 2024, file the delinquent Form10-Q. The Company intends to file the delinquent Form 10-Q as soon as practicable.

About Ocean Biomedical

Ocean Biomedical, Inc. is a Providence, Rhode Island-based biopharma company with an innovative business model that accelerates the development and commercialization of scientifically compelling assets from research universities and medical centers. Ocean Biomedical deploys the funding and expertise to move new therapeutic candidates efficiently from the laboratory to the clinic to the world. Ocean Biomedical is currently developing five promising discoveries that have the potential to achieve life-changing outcomes in lung cancer, brain cancer, pulmonary fibrosis, and the prevention and treatment of malaria. The Ocean Biomedical team is working on solving some of the world’s toughest problems, for the people who need it most.

To learn more, visit www.oceanbiomedical.com.

Forward-Looking Statements

The information included herein and in any oral statements made on behalf of Ocean Biomedical, Inc. (the “Company”) or otherwise in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations; the expected timing and success of IND filings for our initial product candidates; statements regarding the expected timing of our IND-enabling studies; the frequency and timing of filing additional INDs; expectations regarding the availability and addition of future assets to our pipeline; the advantages of any of our pipeline assets and platforms; the potential benefits of our product candidates; potential commercial opportunities; the timing of key milestones for our programs; the future financial condition, results of operations, business strategy and plans, and objectives of management for future strategy and operations; and statements about industry trends and other companies in the industry. These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management, and they are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Any discoveries announced by the Company are based solely on laboratory and animal studies. The Company has not conducted any studies that show similar efficacy or safety in humans. There can be no assurances that any treatment tested by the Company will prove safe or effective in humans, and that any clinical benefits of any such treatment is subject to clinical trials and ultimate approval of its use in patients by the FDA. Such approval, if granted, could be years away.

Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the control of the Company that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by the Company from time to time with the SEC and which are and are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statements made by us. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts: Ocean Biomedical Investor Relations connect@oceanbiomedical.com Kevin Kertscher Communications Director